UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 29, 2019

GTT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.0001 per share	GTT	New York Stock Exchange

Item 5.07      Submission of Matters to a Vote of Security Holders.

At our 2019 Annual Meeting of Stockholders held on May 29, 2019, our stockholders voted on four proposals:

1.              To elect ten nominees set forth in the 2019 Proxy Statement to the Board of Directors, to serve for a one-year term expiring at the 2020 Annual Meeting or until their successors are duly elected and qualified or their earlier resignation or removal;

2.              To approve a non-binding advisory resolution approving the compensation of our named executive officers;

3.              To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2019; and

4.              To hold a non-binding advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers.

At the close of business on April 1, 2019, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 56,279,604 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.

The final vote tabulation for the proposals presented at the Annual Meeting, as received from American Stock Transfer in its capacity as the independent inspector of elections, is as follows:

The holders of 55,432,482 shares of our common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

1.              Election of Directors.  At the Annual Meeting, each of the persons identified below was elected as a director, with the final voting results as specified below.

Nominee for Director	Votes For	Votes Withheld	Broker-Non Votes
Richard D. Calder, Jr.	43,804,724	76,272	7,504,362
H. Brian Thompson	43,792,655	88,341	7,504,362
S. Joseph Bruno	43,499,024	381,972	7,504,362
Rhodric C. Hackman	43,637,339	243,657	7,504,362
Howard E. Janzen	43,518,594	362,402	7,504,362
Nick Adamo	43,714,952	166,044	7,504,362
Theodore B. Smith, III	42,068,488	1,812,508	7,504,362
Elizabeth Satin	43,854,710	26,286	7,504,362
Julius Erving	43,265,485	615,511	7,504,362
Benjamin Stein	43,840,808	40,188	7,504,362

2.              Advisory vote on executive compensation.  The stockholders approved on a non-binding advisory basis the compensation of our named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
37,630,456	6,245,937	4,602	7,504,363

3.              Ratification of independent registered public accounting firm.  The stockholders voted to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2019 by the vote set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
51,000,169	109,255	275,933	0

4.              Frequency of periodic advisory votes on executive compensation.  The stockholders voted upon a non-binding advisory proposal as to the frequency with which the non-binding stockholder vote to approve the compensation of our named executive officers should be conducted as set forth in the table below.

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
43,002,207	7,724	865,016	6,048	7,504,363

In light of the voting results on Proposal 4 indicated above, our Board of Directors decided that we will hold an advisory vote on the compensation of named executive officers every year.  We will continue to hold annual advisory votes until the next advisory vote on the frequency of the advisory votes.

[signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

Dated: June 3, 2019	By:	/s/ Chris McKee
Chris McKee
General Counsel and Secretary